UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2015

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State of Other Jurisdiction

of Incorporation)

001-32242	38-2511577
(Commission File Number)	(IRS Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Shareholders of Domino’s Pizza, Inc. (the “Company”) was held on April 21, 2015. A total of 52,034,466 shares were present or represented by proxy at the meeting, representing 93.55% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1.	ELECTION OF DIRECTORS

Proposal one was the election of three nominees to serve as Directors of the Company, each for a term of three years. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David A. Brandon	48,390,453	197,290	3,446,723
Diana F. Cantor	48,285,581	302,162	3,446,723
Richard L. Federico	47,494,619	1,093,124	3,446,723

Pursuant to the foregoing votes, the three nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the Meeting.

2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Proposal two was the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
51,862,426	164,345	7,695	—

Pursuant to the foregoing votes, the ratification of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year was approved.

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal three was the advisory vote on the approval of the executive compensation of the named executive officers of Domino’s Pizza, Inc. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,542,559	6,028,782	16,402	3,446,723

Pursuant to the foregoing votes, the executive compensation of the named executive officers of Domino’s Pizza, Inc. was approved in this non-binding advisory vote.

4.	COMPANY PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO DECLASSIFY BOARD

Proposal four was a vote to authorize an amendment to the Second Restated Certificate of Incorporation to declassify the Board of Directors and require that all Directors stand for annual election. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
48,527,684	23,914	36,145	3,446,723

Pursuant to the foregoing votes, the amendment to the Second Restated Certificate of Incorporation to declassify the Board of Directors was approved.

5.	COMPANY PROPOSAL TO APPROVE DOMINO’S PIZZA SENIOR EXECUTIVE ANNUAL INCENTIVE PLAN

Proposal five was a vote to approve the Domino’s Pizza Senior Executive Annual Incentive Plan (the “AIP”). The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
48,223,725	335,614	28,404	3,446,723

Pursuant to the foregoing votes, the AIP was approved.

6.	SHAREHOLDER PROPOSAL REGARDING VEGAN MENU OFFERINGS

Proposal six was a vote to consider a shareholder proposal submitted by People for the Ethical Treatment of Animals regarding the addition of vegan cheeses and vegan meats to the Company’s menu. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
140,685	43,283,180	5,163,878	3,446,723

Pursuant to the foregoing votes, the shareholder proposal regarding vegan menu offerings was not approved.

7.	SHAREHOLDER PROPOSAL REGARDING PROXY ACCESS

Proposal seven was a vote to consider a shareholder proposal submitted by The Marco Consulting Group Trust I regarding proxy access for shareholders. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,188,104	26,374,998	24,641	3,446,723

Pursuant to the foregoing votes, the shareholder proposal regarding proxy access was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date:	April 22, 2015	/s/ Kenneth B. Rollin
Kenneth B. Rollin
Executive Vice President